                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report: January 27, 2004

                                 GeneLink, Inc.
                                 -------------
             (Exact Name of Registrant as Specified in its Charter)

New Jersey                         000-30518                   23-2795613
----------                         ---------                    ----------
(State or other            (Commission File Number)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

P.O. Box 3212, Margate, NJ
--------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (609) 823-6991
                                                    --------------

                                 NOT APPLICABLE
                                 --------------
          (Former Name of Former Address, if Changed Since Last Report)

ITEM 4. Changes in Registrant's Certifying Accountant.

Effective on January 27, 2004, Siegal & Drossner, P.C. ("Siegal & Drossner") resigned as the principal accountant engaged to audit the financial statements of GeneLink, Inc. (the "Company"). The resignation was due to the increased auditor requirements under the Sarbanes-Oxley Act of 2002 and the firm's ensuing decision not to continue performing the audit under these increased requirements. Siegal & Drossner performed the audit of the Company's financial statements for the fiscal years ended December 31, 1998 through 2002. During these periods and the subsequent interim periods prior to their resignation, there were no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Siegal & Drossner's satisfaction, would have caused the Company to make reference to the subject matter of the disagreements in connection with Siegal & Drossner's reports, nor were there any "reportable events," as such term is defined in Item 304 (a) (1)
(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

The audit reports of the Company for the Company's fiscal years ended December 31, 1998 through 2002 did not contain any adverse opinions, or disclaimers of opinion, or qualifications or modifications as to uncertainty, audit scope, or accounting principles.

The Company has requested Siegal & Drossner to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated January 27, 2004, is filed as Exhibit 16 to this Form 8-K.

Effective on January 27, 2004, the Company engaged Buckno Lisicky & Company as its principal accountants to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with Buckno Lisicky & Company with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Board of Directors of the Company approved the change in accountants described herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits.

            16 Letter from Siegal & Drossner, P.C. to the Securities & Exchange Commission dated January 27, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GeneLink, Inc.
                                  -------------
                                  (Registrant)


                     By: /s/ John R. DePhillipo
                         --------------------------
                     Name: John R. DePhillipo
                     Title: Chairman of the Board, President
                            and Chief Executive Officer

                                  Exhibit Index

1.1   Letter Regarding Change in Certifying Accountant